UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 22, 2019 (October 18, 2019)

Date of Report (Date of earliest event reported)

ALBERTON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38715	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1001, 10/F, Capital Center 151 Gloucester Road Wanchai, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 2117 1621

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth Alberton as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth Alberton ☒

If an emerging growth Alberton, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	ALACU	The Nasdaq Stock Market LLC
Ordinary shares, no par value	ALAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half (1/2) of one ordinary share	ALACW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	ALACR	The Nasdaq Stock Market LLC

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously disclosed, on September 18, 2019, Alberton Acquisition Corporation (“Alberton”), upon receipt of the principal (the “Extension Funds”), issued an unsecured promissory note in the aggregate principal amount of $1,148,800 (the “Extension Note”) to Global Nature Investment Holdings Limited (“Global Nature”), a company incorporated under the laws of the Cayman Islands, its registered assignees or successor in interest (the “Payee”). The Extension Note was issued in connection with a non-binding letter of intent entered into by and between Alberton and Global Nature on September 13, 2019, to consummate a potential business combination with Global Nature (the “LOI”).

On October 18, 2019, Alberton deposited $1,148,799.20 as Extension Funds into its trust account (the “Trust Account”), as described in the prospectus filed by Alberton in connection with its initial public offering (File no. 333-227652). As a result, the period of time Alberton has to consummate an initial business combination has been extended by three months from October 25, 2019 to January 24, 2020 (the “Extension”). The Extension Note bears no interest and is subject to certain repayment schedule as set forth therein. A copy of the Extension Note was previously filed as Exhibit 99.1 to Alberton’s Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on September 24, 2019 and is incorporated herein by reference.

Item 8.01 Other Events

On October 22, 2019, Alberton issued a press release announcing the extension of the period of time Alberton has to consummate an initial business combination. A copy of the press release issued by Alberton is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Exhibit

99.1	Promissory note, dated September 18, 2019, made by Alberton Acquisition Corporation in favor of Global Nature Investment Holdings Limited (incorporate by reference to s Exhibit 99.1 to the Current Report on Form 8-K as filed with the SEC on September 24, 2019.)

99.2	Press release, dated October 22, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBERTON ACQUISITION CORPORATION

By:	/s/ Bin (Ben) Wang
Name: Bin (Ben) Wang Title: Chief Executive Officer

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